Exhibit 10.18
June 5, 2008
Chesapeake Capital Corporation
17th Floor
Richmond Federal Reserve Building
701 E Byrd Street
Richmond, Va 23219
Attention: Mr. John M. Hoade
     Re:   Management Agreement Renewals
Dear Mr. Hoade:
We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2009 and all other provisions of the Management Agreements will remain unchanged.
•	Smith Barney Tidewater Futures Fund L.P.

•	AURORA III
Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.
Very truly yours,
CITIGROUP MANAGED FUTURES LLC

By:	/s/ Jennifer Magro
Jennifer Magro Chief Financial Officer & Director

CHESAPEAKE CAPITAL CORPORATION

By:	/s/ John M. Hoade

Print Name:	John M. Hoade
JM/sr